UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

HIVE DIGITAL TECHNOLOGIES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-40398	98-1831411
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7900 Callaghan Road, Suite 128
 San Antonio, Texas, United States 78229
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 664-1078

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, without par value	HIVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 16, 2026, HIVE Digital Technologies Ltd. (the "Company") issued a press release (the "Press Release") titled "HIVE's BUZZ HPC Partners with ProCogia to Deliver End-to-End Sovereign AI to Enterprise and SMB Clients Across Canada, the U.S., and Europe." A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 10, 2026, the Company announced that its wholly owned subsidiary, BUZZ High Performance Computing Inc. ("BUZZ HPC") has entered into a strategic partnership with ProCogia, a Vancouver-based applied-AI and data engineering company. Under the arrangement, ProCogia will procure dedicated GPU capacity from BUZZ HPC's Canadian data centers to power ProCogia's own artificial intelligence products and client workloads and, in turn, will serve as a preferred applied-AI services partner to BUZZ HPC's customers. The companies also intend to jointly market their combined sovereign-compute and applied-AI capabilities to enterprise and small- and medium-sized business customers in the United States and Europe.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the strategic partnership with ProCogia, and the Company and ProCogia's intent to co-sell to in the U.S. and Europe, The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ materially from those described in such forward-looking information include, but are not limited to: the Company's and ProCogia's ability to execute the partnership as described and realize its anticipated benefits, the Company's ability to convert its GPU cloud demand pipeline and signed total contract value into recognized revenue on the timing anticipated, delays in equipment delivery or commissioning, changes in customer demand, counterparty credit risk, fluctuations in power and operating costs, competitive pricing pressures, regulatory developments, capital availability and the other factors described from time to time in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"). In particular, see the Company's recent and upcoming annual and quarterly reports and other continuous disclosure documents, which are available under the Company's EDGAR profile at www.sec.gov and SEDAR+ profile at www.sedarplus.ca. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated September 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIVE DIGITAL TECHNOLOGIES LTD.

By:	/s/ Darcy Daubaras
Name:	Darcy Daubaras
Title:	Chief Financial Officer

Date: September 16, 2026